EXHIBIT 10.2
FOURTH AMENDMENT
TO THE
LEAR CORPORATION EXECUTIVE SUPPLEMENTAL SAVINGS PLAN
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)
THIS AMENDMENT to the Lear Corporation Executive Supplemental Savings Plan (the “Plan”) is made by the undersigned pursuant to the authority delegated by the Compensation Committee of the Board of Directors of Lear Corporation, effective as of December 18, 2007 (the “Effective Date”).
WITNESSETH THAT:
1.	Section 4.5 of the Plan shall be deleted in its entirety and replaced with the following:
“Distributions of the Pension Make-up Account shall be made in the same form and at the same time as benefit payments are made pursuant to Section 27 of the PEP.”
2.	Section 4.6 of the Plan shall be deleted in its entirety.

3.	Except to the extent hereby amended, the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, this Amendment to the Plan is adopted on the 18th day of December, 2007.
LEAR CORPORATION

By:	/s/ Roger Alan Jackson Roger Alan Jackson Senior Vice President — Human Resources